Exhibit 99.5

CNM-Au8 Gold Nanocatalysis Protects Neurons Against Degeneration and Death in Multiple *in vitro* Models of Amyotrophic Lateral Sclerosis

Karen S. Ho[1], Jean-Philippe Richard[2,3], Arens Taga[2], Michael Bekier[4], Alexandre Henriques[5], Noëlle Callizot[5], Michael T Hotchkin[1], Sami J Barmada[4], and Nicholas J Maragakis[2]. [1]Clene Nanomedicine, Salt Lake City, UT; [2]Johns Hopkins University, Baltimore MD; [3]currently at Reprocell, USA, Inc., Beltsville, MD; [4]University of Michigan, Ann Arbor, MI [5]NeuroSys, Gardanne, France. karen@clene.com

Introduction – Nanocatalysis


CNM-Au8 Nanocrystal
Mechanistic Effects
Increased NAD
Increased ATP
Decreased reactive oxygen species
Increased proteostasis
Improved Energy Production and Utilization
Increased energetic potential
Improved resistance to oxidative, mitochondrial, and excitotoxic stressors
Reduction in levels of misfolded proteins
Neuroprotection, Remyelination
Remyelination
Neuroprotection

CNM-Au8®

- Catalytic mechanism of action enhances redox state in favor of energy production, while simultaneously lowering cellular oxidative stress
- Blood-brain barrier penetrant
- Suspension of 13 nm diameter, catalytically active, clean-surfaced, faceted gold nanocrystals
- Orally administered
- No-adverse effect level (NOAEL) nonclinical toxicology findings
- Well-tolerated; > 300 patient years of clinical exposure
- Results from Phase 2 Clinical trials presented at this meeting: Posters 034, 035, and 036. Oral P-presentation on RESCUE-ALS Clinical Trial results: Wed., Mar. 16, 11:10 AM Tennessee Ballroom.

Objective

To determine whether CNM-Au8, a catalytic suspension of clean-surfaced, faceted gold nanocrystals, promotes neuronal survival and function in multiple independent *in vitro* models of ALS.

Methods/Results

CNM-Au8's ability to promote neuronal survival and function in multiple independent *in vitro* models of ALS: (1) treatment of primary rat spinal motor neurons improves survival, preserves the neurite networks, and reduces cytoplasmic TDP-43 aggregate accumulation after either glutamate excitotoxic injury or exposure to beta-amyloid (Aβ 1-42) oligomers; (2) treatment of spinal motor neurons from transgenic $SOD1^{G93A}$ rats protects motor neurons from death upon exposure to excitotoxic glutamate in a cAMP-dependent manner, and reduces SOD1 protein accumulation in a manner independent of cAMP; (3) treatment of human induced pluripotent stem cell (iPSC)-derived neurons from *C9ORF72* patients prevents their death in response to stress caused by mild neurotrophic factor withdrawal. Finally, we show (4) survival and neurite outgrowth of human iPSC-derived motor neurons in co-culture with toxic, $SOD1^{A4V}$ ALS-patient derived astrocytes are substantially and dose-dependently improved with treatment of CNM-Au8.

Conclusion

Addressing the deficits of ALS with the energetic catalyst CNM-Au8 appears to be a promising new therapeutic strategy for the treatment and disease-modification of ALS.

Results

(1) CNM-Au8 Neuroprotection of Rodent Spinal Motor Neurons from Glutamate Excitotoxicity and Amyloid-Beta (1-42) Oligomers


Glutamate: Motor Neuron Survival
Glutamate: Motor Neuron Neurite Network
Glutamate: Cytoplasmic TDP-43 Aggregates
Aβ: Motor Neuron Survival
Aβ: Motor Neuron Neurite Network
Aβ: Motor Neuron Neurite Network

(2) cAMP-Mediated CNM-Au8 Motor Neuron Neuroprotection of Wildtype and SOD1 (G93A) Rodent Motor Neurons


WT MN Neuron Count
WT MN Neurite Network
WT MN TDP43
SOD1 G93A Neuron Count
SOD1 G93A Neurite Network
SOD1 G93A TDP43
cAMP in Primary Spinal Motor Neurons
cAMP in Primary SOD1 G93A Spinal Motor Neurons
SOD1 Aggregates in Tg MNs

(3) CNM-Au8 Neuroprotection of Human C9ORF72 iPSC-Derived Cortical Neurons


C9ORF72 mutant neurons
Vehicle
30 ng/mL CNM-Au8
100 ng/mL CNM-Au8
300 ng/mL CNM-Au8
1000 ng/mL CNM-Au8
WT neurons
Vehicle
Cumulative risk of death
Time (h)

Reference	Treatment	HR (vs. vehicle)	p
C9ORF72 + vehicle	CNM-Au8 30ng/ml	0.36	1×10^{-8}
C9ORF72 + vehicle	CNM-Au8 100ng/ml	0.07	1×10^{-7}
C9ORF72 + vehicle	CNM-Au8 300ng/ml	0.21	4×10^{-11}
C9ORF72 + vehicle	CNM-Au8 1000ng/ml	0.26	4×10^{-11}

(4) CNM-Au8 Neuroprotection of Human iPSC-derived Motor Neurons Co-Cultured with Toxic Patient iPSC-Derived Astrocytes


Tuj1
Isl 1/2
ChAT


Vehicle
Riluzole (1μM)
CNM-Au8 (300 ng/mL)
TUJ1
TUJ1
TUJ1

Acknowledgments

We are very grateful to the individuals with ALS and healthy volunteers who donated fibroblasts, without whom the iPSC studies would not have been possible. The exceptional professional support of our colleagues at Clene has been invaluable. This study was funded by Clene Nanomedicine, Inc.